American Realty Capital Properties and American Realty Capital Trust III File Definitive Proxy
Materials for Proposed Transactions

Special Meetings of Stockholders Scheduled for February 26, 2013

NEW YORK, NEW YORK, January 22, 2013 -- American Realty Capital Properties, Inc. (“ARCP”) (NASDAQ: ARCP) and American Realty Capital Trust III, Inc. (“ARCT III”) announced today that they have filed with the Securities and Exchange Commission (“SEC”), and commenced mailing to all their respective stockholders, a definitive joint Proxy Statement / Prospectus regarding the previously announced acquisition of ARCT III by ARCP.

A special meeting of ARCP stockholders to consider and vote on a proposal to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III pursuant to the merger agreement has been scheduled for 9:00am ET on February 26, 2013 at The Core Club located at 66 East 55th Street, New York, NY 10022. A special meeting of ARCT III stockholders to consider and vote on the proposal to approve the merger and the other transactions contemplated by the merger agreement has been scheduled for 11:00am ET on February 26, 2013 at The Core Club located at 66 East 55th Street, New York, NY 10022. Stockholders of record as of January 4, 2013 will be entitled to vote at the special meetings and will receive the definitive proxy materials to register their vote.

The board of directors of ARCP unanimously recommends that ARCP stockholders vote FOR the proposal to approve the issuance of shares of ARCP common stock to ARCT III stockholders pursuant to the merger agreement and the board of directors of ARCT III unanimously recommends that ARCT III stockholders vote FOR the proposal to approve the merger and the other transactions contemplated by the merger agreement on the proxy card provided in the proxy materials. The affirmative vote of holders of a majority of ARCP’s votes cast on the proposal, provided that the total votes cast on the proposal represent at least a majority of the outstanding shares of ARCP common stock, is required to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III pursuant to the merger agreement. The affirmative vote of holders of a majority of ARCT III’s outstanding shares entitled to vote is required to approve the merger and the other transactions contemplated by the merger agreement.

Stockholders are encouraged to read the definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the merger agreement and the reasons behind the ARCP board of directors’ unanimous recommendation that ARCP stockholders vote FOR the proposal to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III and the ARCT III board of directors’ unanimous recommendation that ARCT III stockholders vote FOR the proposal to approve the merger.

Stockholders that need assistance in voting their shares should call Innisfree M&A Incorporated toll-free at (877) 800-5187.

About American Realty Capital Properties

American Realty Capital Properties, Inc. is a publicly traded Maryland corporation listed on The NASDAQ Capital Market that qualified as a real estate investment trust for the year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about ARCP can be found on ARCP's website at www.americanrealtycapitalproperties.com.

About American Realty Capital Trust III

ARCT III is a publicly registered, non-traded real estate investment program that elected to qualify as a real estate investment trust for tax purposes with the taxable year ended December 31, 2011, focused on acquiring primarily free-standing single-tenant retail properties net leased to investment grade and other creditworthy tenants with long-term lease durations that contain non-cancelable lease terms of ten or more years. Additional information about ARCT III can be found on ARCT III’s website at www.arct-3.com.

Additional Information and Where to Find It

In connection with the proposed merger, ARCP and ARCT III have filed a definitive proxy statement with the SEC on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of ARCP and ARCT III. These materials are not a substitute for the definitive proxy statement or the Registration Statement on Form S-4 (File No. 333- 185935) that ARCP filed with the SEC in connection with the proposed merger with ARCT III. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT ARCP, ARCT III AND THE PROPOSED MERGER.

Investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP's website at www.americanrealtycapitalproperties.com, and copies of the documents filed by ARCT III with the SEC are available on ARCT’s website at www.arct-3.com.

Participants in Solicitation

ARCP, ARCT III, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP's and ARCT III’s stockholders in respect of the proposed transaction. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on May 4, 2012, as modified by ARCP’s current report on Form 8-K filed with the SEC on October 17, 2012. Information regarding ARCT III’s directors and executive officers can be found in ARCT III’s definitive proxy statement filed with the SEC on April 25, 2012, as modified by ARCT III’s current report on Form 8-K filed with the SEC on July 13, 2012. Stockholders may obtain additional information regarding the interests of such potential participants in the proposed merger, which may be different than those of ARCP’s and ARCT III’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from ARCP or ARCT III, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and ARCT III’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including FFO and AFFO, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCP and ARCT III to obtain the stockholder approvals required to consummate the proposed merger; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCP’s and ARCT III’s filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Contacts

Investors:

Scott Winter / Jennifer Shotwell

Innisfree M&A Incorporated

Ph: (212) 750-5833

Brian S. Block

AR Capital, LLC

Ph: (212) 415-6500

Media:

Michael Freitag / Jonathan Keehner

Joele Frank, Wilkinson Brimmer Katcher

Ph: (212) 355-4449